         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

       The accompanying unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 1998 and for the quarter ended April 3, 1999 of Morton Industrial Group, Inc. (Morton) give effect to (i) the acquisition of the Non-Automotive Plastics Group of Worthington Custom Plastics, Inc. ("Worthington") and (ii) the acquisitions in 1998 of B&W Metal Fabricators, Inc., certain assets of SMP Steel Corporation, Carroll George, Inc. and Mid-Central Plastics, Inc. (collectively, the "1998 Acquisitions"), as though each such transaction was effective at the beginning of respective periods.

       The unaudited pro forma condensed consolidated balance sheet gives effect to the acquisition of Worthington, as though such transaction was completed on April 3, 1999.

       The unaudited pro forma condensed consolidated financial statements are not necessarily indicative either of the results that actually would have been achieved if the transactions reflected therein had been completed on the dates indicated or the results which may be obtained in the future.

                 MORTON INDUSTRIAL GROUP, INC. AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1998


                                                                                                1998             Pro Forma
                                                                Morton       Worthington    Acquisitions(1)     Adjustments
                                                              -----------    ------------   --------------     -------------
Net Sales                                                    $   151,196    $    105,084   $       24,561     $           0
                                                              -----------    ------------   --------------     -------------

Gross Profit                                                      21,456           9,694            3,890             3,401  (2)
Selling and administrative expenses                               14,499           9,614            2,401            (1,059) (3)
                                                              -----------    ------------   --------------     -------------
Operating income                                                   6,957              80            1,489             4,460
Interest and other expense                                         4,459             571            1,143             2,326  (5)
                                                              -----------    ------------   --------------     -------------
Earnings (loss) before income taxes and
extraordinary charge                                               2,498            (491)             346             2,134
(Provision) benefit for income taxes                                (415)             15              (81)             (167) (4)
                                                              -----------    ------------   --------------     -------------
Earnings (loss) before extraordinary charge                        2,083            (476)             265             2,301
                                                              -----------    ------------   --------------     -------------
                                                              -----------    ------------   --------------     -------------

Earnings before extraordinary charge per common share:
   Basic                                                     $      0.52
   Diluted                                                          0.45

Number of shares used to compute per share data:
   Basic                                                       4,023,373
 Diluted                                                       4,582,614



                                                             Pro Forma
                                                             Consolidated
                                                             ----------------
Net Sales                                                    $   280,841
                                                           ----------------

Gross Profit                                                      38,441
Selling and administrative expenses                               25,455
                                                            ----------------
Operating income                                                  12,986
Interest and other expense                                         8,499
                                                            ----------------
Earnings (loss) before income taxes and
extraordinary charge                                               4,487
(Provision) benefit for income taxes                                (314)
                                                            ----------------
                                                                   4,173
                                                            ----------------
                                                            ----------------

Earnings before extraordinary charge per common share:

    Basic                                                    $      0.64   (a)
    Diluted                                                         0.56   (a)
Number of shares used to compute per share data:
   Basic                                                       4,023,373
   Diulted                                                     4,582,614



(a) Pro forma per share amounts give effect to preferred stock dividends requirements and related discount accretion.

                 MORTON INDUSTRIAL GROUP, INC. AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                       For the Quarter Ended April 3, 1999


                                                                                                    Pro Forma
                                                                     Morton         Worthington     Adjustments
                                                                  -------------    -------------   -------------

Net Sales                                                        $      39,359    $      26,864   $           0
                                                                  -------------    -------------   -------------

Gross Profit                                                             5,656            2,024             851  (2)
Selling and administrative expenses                                      4,807            2,503            (265) (3)
                                                                  -------------    -------------   -------------
Operating income                                                           849             (479)          1,116
Interest and other expense                                               1,575              155             569  (5)
                                                                  -------------    -------------   -------------
Earnings (loss) before income taxes and cumulative effect
of accounting change                                                      (726)            (634)            547
(Provision) benefit for income taxes                                        46               45             (38)(4)
                                                                  -------------    -------------   -------------
Earnings (loss) before cumulative effect of accounting change             (680)            (589)            509
                                                                  -------------    -------------   -------------
                                                                  -------------    -------------   -------------

Earnings before cumulative effect of accounting change per
    common share, basic and diluted                              $       (0.17)

Number of shares used to compute per share data:
   Basic                                                             4,067,573
   Diluted                                                           4,422,215



                                                                     Pro Forma
                                                                   Consolidated
                                                                  -------------

Net Sales                                                        $      66,223
                                                                 ----------------

Gross Profit                                                             8,531
Selling and administrative expenses                                      7,045
                                                                  -------------
Operating income                                                         1,486
Interest and other expense                                               2,299
                                                                  -------------
Earnings (loss) before income taxes and cumulative effect
of accounting change                                                     (813)
(Provision) benefit for income taxes                                       53
                                                                  -------------
Earnings (loss) before cumulative effect of accounting change            (760)
                                                                  -------------
                                                                  -------------


    Earnings before cumulative effect of accounting change per   $      (0.28)  (a)
    common share, basic and diulted

Number of shares used to compute per share data:
   Basic                                                             4,067,573
   Diluted                                                           4,422,215


(a) Pro forma per share amounts give effect to preferred stock dividends requirements and related discount accretion.

                 MORTON INDUSTRIAL GROUP, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               As of April 3, 1999

                                                                                                    Pro Forma            Pro Forma
                                                                 Morton          Worthington       Adjustments          Consolidated
                                                              -------------     -------------     -------------        -------------
                                  Assets

Current assets:
            Cash                                             $         736     $        (168)    $         168  (8)   $         736
            Accounts, notes and other receivables, net              16,100            17,896                 0               33,996
            Inventories                                             14,678            12,439                 0               27,117
            Prepaid expenses                                         1,094               274                 0                1,368
            Other                                                    2,581                 0                 0                2,581
                                                              -------------     -------------     -------------        -------------
                       Total current assets                         35,189            30,441               168               65,798
                                                              -------------     -------------     -------------        -------------
Deferred income taxes                                                4,646                 0                 0                4,646
Property, plant and equipment,  net                                 45,482            37,428           (20,981) (7)          61,929
Intangible assets, net                                              12,908            29,027           (29,027) (8)          12,908
Other                                                                1,610               962               913  (7)           3,485
                                                              -------------     -------------     -------------        -------------

                                                             $      99,835     $      97,858     $     (48,927)       $     148,766
                                                              -------------     -------------     -------------        -------------
                                                              -------------     -------------     -------------        -------------
                       Liabilities and Stockholders' Equity

Current Liabilities:
            Note payable to bank                             $      14,400     $           0     $           0        $      14,400
            Current installment of long-term debt                    5,473               340              (340) (9)           5,473
            Accounts payable                                        16,490            10,117                 0               26,607
            Other accrued expenses                                   4,192             2,564                 0                6,756
                                                              -------------     -------------     -------------        -------------
                       Total current liabilities                    40,555            13,021              (340)              53,236

Long term debt, net of current portion                              51,664            11,280            20,720  (9)          83,664
Other                                                                2,502            73,790           (73,790) (8)           2,502
                                                              -------------     -------------     -------------        -------------
                       Total liabilities                            94,721            98,091           (53,410)             139,402
                                                              -------------     -------------     -------------        -------------

Stockholders Equity
            Preferred stock                                              0                 0             4,250(6)(7)          4,250
            Class A common stock                                        39                 0                 0                   39
            Class B common stock                                         2                 0                 0                    2
            Additional paid-in capital                              19,937                 0                 0               19,937
            Retained earnings(deficit)                             (14,864)             (233)              233  (8)         (14,864)
                                                              -------------     -------------     -------------        -------------
                       Total stockholders' equity                    5,114              (233)            4,483                9,364
                                                              -------------     -------------     -------------        -------------

                                                             $      99,835     $      97,858     $     (48,927)       $     148,766
                                                              -------------     -------------     -------------        -------------
                                                              -------------     -------------     -------------        -------------

                 MORTON INDUSTRIAL GROUP, INC. AND SUBSIDIARIES
               NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS

                               AS OF APRIL 3, 1999

                                 (in thousands)

(1) Reflects the results of operations of the companies acquired between January 1, 1998 and the date of acquisition by Morton. The companies were acquired on the following dates.

                                                                DATE ACQUIRED
                                                                -------------
Carroll George, Inc...........................................  March 30, 1998
B&W Metal Fabricators, Inc....................................  April 8, 1998
Mid-Central Plastics, Inc.....................................  May 29, 1998
SMP Steel Corporation.........................................  June 1, 1998


       The results below also reflect purchase accounting adjustments to depreciation, amortization, interest and income tax expense.

                                          B&W METAL            SMP STEEL          CARROLL         MID-CENTRAL           1998
                                      FABRICATORS, INC.       CORPORATION       GEORGE, INC.     PLASTICS, INC.      ACQUISITIONS
                                      -----------------       -----------       ------------     --------------      ------------
Net sales......................                  $2,336            $1,330             $6,941            $13,954           $24,561
Gross profit...................                     651               479                768              1,992             3,890
Selling and
    administrative expenses....                     462                72                809              1,058             2,401
                                      -----------------       -----------       ------------     --------------      ------------
Operating income...............                     189               407                (41)               934             1,489
Interest and other expense.....                     170                 4                177                792             1,143
                                      -----------------       -----------       ------------     --------------      ------------
Earnings before income
    taxes and extraordinary
    charge.....................                      19               403               (218)               142               346
(Provision)/benefit for
    income taxes...............                     (16)              (28)                40                (77)              (81)
                                      -----------------       -----------       ------------     --------------      ------------
Earnings before
    extraordinary charge.......                       3               375               (178)                65               265
                                      -----------------       -----------       ------------     --------------      ------------

(2) Reduction in depreciation expense and amortization arising from the Worthington purchase price allocation.

(3) Reduction of the Worthington corporate expense allocation that is discontinued.

(4) Because of the available net operating loss carryforward at Morton, no Federal income tax effect has been given in these pro forma statements; state income tax (expenses) or benefits have been provided at an average rate of 7%.

(5) Increase in interest expense, and related amortization of debt issuance expense, attributable to the new secured revolving credit and term loan facility with an average interest rate of approximately 7.75% on a principal balance of $32,000.

(6) In connection with the Worthington acquisition, 8% preferred shares valued at $4,250 were issued. The preferred shares have a face value of $10,000. The discount will be accreted over a five year period using the effective yield method. The preferred shares will provide a yield of approximately 28%.

(7)    Reflects the Worthington acquisition as follows:

Purchase price paid as:
   Cash.........................................................       $ 25,000
   Preferred stock value........................................          4,250
   Estimated working capital adjustment.........................          4,000
   Acquisition costs............................................          1,125
   Debt issuance expense........................................          1,875
                                                                       --------
      Total consideration.......................................       $ 36,250
                                                                       --------
                                                                       --------
Allocated to:
   Historical book value........................................       $ 55,356
    Less reduction in carrying value of property,
          plant and equipment...................................        (20,981)
                                                                       --------
    Net allocation to property, plant and equipment.............         34,375
    Increase in other assets--debt issuance expense.............          1,875
                                                                       --------
         Total consideration....................................       $ 36,250
                                                                       --------
                                                                       --------

       The Worthington agreement also includes a contingent cash payment. The above data does not consider any contingent amounts. Any contingent cash payments will result in an adjustment to the carrying value of property, plant and equipment.

 (8) Adjustment to eliminate Worthington cash, intangible assets, intercompany balances and equity account existing at the time of the acquisition and not assumed.

 (9) Represents the elimination of Worthington's industrial revenue bond ($340 in current debt and $11,280 in long-term debt), and the entry into the secured revolving credit facility and term loan in the amount of $32,000.

(10) The unaudited pro forma condensed consolidated statements of operations do not include any adjustments for cost savings which management expects to achieve in the areas of staff level adjustments, changes in sick pay policies, changes in contributory health care coverage policies and to other reductions in selling and administrative expenses.